UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 26, 2008
WESTMORELAND COAL COMPANY
(Exact Name of Registrant as Specified in Charter)

Delaware	001-11155	23-1128670

(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

2nd Floor, 2 North Cascade Avenue, Colorado Springs, CO	80903
(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code: (719) 442-2600
(Former Name or Former Address, if Changed Since Last Report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement
Item 1.02. Termination of a Material Definitive Agreement
Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant
Item 9.01. Financial Statements and Exhibits
SIGNATURE
EXHIBIT INDEX
Note Purchase Agreement
Continuing Agreement of Guaranty and Suretyship
Security Agreement
Pledge Agremeent
Amended and Restated Credit Agreement
Amended and Restated Continuing Agreement of Guaranty and Suretyship
Amended and Restated Security Agreement
Amended and Restated Pledge Agreement
First Amendment to Amended and Restated Lignite Supply Agreement
Press Release

Item 1.01. Entry into a Material Definitive Agreement
     On June 26, 2008, Westmoreland Mining LLC (“WML”), a separate subsidiary of Westmoreland Coal Company (the “Company”), completed the refinancing of all of its indebtedness (other than indebtedness associated with capital leases). WML and WML’s subsidiaries Western Energy Company (“WECO”), Dakota Westmoreland Corporation (“DWC”), and Westmoreland Savage Corporation (“WSC”, and together with WECO and DWC, the “Guarantors”) entered into a note purchase agreement dated as of June 26, 2008 (the “Note Purchase Agreement”) with the institutional investors named on the signature pages thereof (the “Purchasers”). Pursuant to the Note Purchase Agreement, WML sold $125 million of its 8.02% Senior Guaranteed Secured Notes (the “Notes”) to the Purchasers. The Notes bear interest at a rate of 8.02% per annum, payable quarterly. Principal of the Notes is scheduled to be paid as follows: $7.5 million in 2011, $14 million in 2012, $18 million in 2013, $18 million in 2014, and $67.5 million after 2014. The Notes are payable in full on March 31, 2018.
     The Note Purchase Agreement contains representations and warranties, affirmative and negative covenants (including financial covenants), and events of default that are customary for a transaction of this type. Most of these provisions apply not only to WML and the Guarantors but also to WML’s subsidiary, Texas Westmoreland Coal Co. (“TWCC”, and together with WML and the Guarantors, the “Obligors”). Among other things, WML must maintain a debt service reserve account containing sufficient funds to pay the principal and interest on the Notes scheduled to be paid over the following six months, and the Obligors must act to preserve their status as single purpose entities.
     In connection with the transactions contemplated by the Note Purchase Agreement, the Guarantors guaranteed WML’s obligations to pay the Notes and all other obligations under or in connection with the Notes, the Note Purchase Agreement, and the other agreements executed in connection with the Note Purchase Agreement. This guaranty is set forth in the Continuing Agreement of Guaranty and Suretyship dated as of June 26, 2008 (the “Guaranty (Noteholders)”) executed by the Guarantors for the benefit of the holders from time to time of the Notes (the “Noteholders”). As security for the obligations set forth in the Notes, the Note Purchase Agreement, the Guaranty (Noteholders), and the other agreements executed in connection with the Note Purchase Agreement, (1) WML and each of the Guarantors granted U.S. Bank National Association, in its capacity as collateral agent (the “Collateral Agent”) for the benefit of the Noteholders, a security interest in substantially all their assets, and (2) the Company pledged the membership interests in WML, and WML pledged the stock of WECO, DWC, and WSC, in each case to the Collateral Agent for the benefit of the Noteholders. These arrangements are set forth in (1) the Security Agreement dated as of June 26, 2008 (the “Security Agreement (Noteholders)”) among WML, the Guarantors, each of the other persons which becomes a guarantor under the Note Purchase Agreement, and the Collateral Agent for the benefit of the Noteholders and (2) the Pledge Agreement (Noteholders) dated as of June 26, 2008 (the “Pledge Agreement (Noteholders)”) among the Company, WML, each other person which becomes a party thereto as a pledgor, and the Collateral Agent for the benefit of the Noteholders.
     WML used a portion of the proceeds from the sale of the Notes to pay all indebtedness outstanding under (1) the Term Loan Agreement dated as of April 27, 2001 (as amended, the “2001 Term Agreement”) among WML, WECO, TWCC, DWC, WSC, the other entities from time to time party thereto as guarantors, and the purchasers named in Schedule A thereto, and (2) the credit agreement dated as of April 27, 2001 (as amended, the “2001 Revolving Credit Agreement”) among WML, WECO, TWCC, DWC, and WSC, the banks party thereto, and PNC Bank, National Association, in its capacity as agent for the banks (the “Agent”). WML distributed $8.5 million of the proceeds from the sale of the Notes to the Company. WML used a portion of the proceeds to pay transaction costs and retained the remainder to address its working capital requirements.
     On June 26, 2008, WML, the Guarantors, and TWCC amended and restated the 2001 Revolving Credit Agreement and the arrangements between the Obligors and their bank lenders. The amendments increased the revolving loan facility to an amount not to exceed $25 million, extended the period during which WML may borrow under that facility through June 26, 2013, and revised provisions of the agreements between the Obligors and the banks so that they more closely reflect the agreements between the Obligors and the Noteholders. Among other things, the parties amended and restated (1) the guaranty from the Guarantors in favor of the Agent for the benefit of the banks, pursuant to which the Guarantors guaranteed WML’s borrowings under the amended and restated credit agreement; (2) the security agreement from WML and the Guarantors in favor of the Collateral Agent, for the benefit of the banks, pursuant to which WML and the Guarantors granted the Collateral Agent a security interest in substantially all their assets; and (3) the pledge agreement from the Company and WML in favor of the Collateral Agent for the benefit of the banks, pursuant to which the Company pledged the membership interests in WML and WML pledged the stock of WECO, DWC, and WSC. The revised arrangements among the Obligors, the Agent, the banks, and the Collateral Agent are set forth in (1) the Amended and Restated Credit Agreement dated as of June 26, 2008 (the “Credit Agreement”) among WML, the Guarantors, the banks from time to time party thereto (the “Banks”), and the Agent; (2) the Amended and Restated Continuing Agreement of Guaranty and Suretyship dated as of June 26, 2008 (the “Guaranty (Banks)”) from the Guarantors and each of the other persons which becomes a guarantor thereunder in favor of the Agent, as agent for the Banks; (3) the Amended and Restated Security Agreement dated as of June 26, 2008 (the “Security Agreement (Banks)”) among WML, the Guarantors, each of the other persons which becomes a guarantor under the Credit Agreement, and the Collateral Agent as agent for the Banks; (4) the Amended and Restated Pledge Agreement dated as of June 26, 2008 (the “Pledge Agreement (Banks)”) among the Company, WML, each of the other persons which becomes a pledgor thereunder, and the Collateral Agent as agent for the Banks; and (5) related agreements.
     On June 26, 2008, TWCC and NRG Texas Power LLC (“NRG”) amended their lignite supply agreement dated as of September 28, 2007, pursuant to which TWCC’s Jewett Mine supplies lignite to NRG’s Limestone Electric Generating Station. The amendment is set forth in the First Amendment to Amended and Restated Lignite Supply Agreement dated as of June 26, 2008 (“First Amendment to ALSA”) between TWCC and NRG, joined by the Company and WML. In the First Amendment to ALSA, and among other things, NRG agreed that it had no right to terminate the lignite supply agreement pursuant to Sections 3.2(d) or (e) thereof. In connection with the delivery of the First Amendment to ALSA, TWCC granted NRG a security interest in substantially all of TWCC’s assets and WML pledged the stock of TWCC to NRG, in each case to secure TWCC’s performance of the lignite supply agreement, as amended.

     The foregoing descriptions of the Note Purchase Agreement, the Guaranty (Noteholders), the Security Agreement (Noteholders), the Pledge Agreement (Noteholders), the Credit Agreement, the Guaranty (Banks), the Security Agreement (Banks), the Pledge Agreement (Banks), and the First Amendment to ALSA are qualified in their entirety by reference to the Note Purchase Agreement, the Guaranty (Noteholders), the Security Agreement (Noteholders), the Pledge Agreement (Noteholders), the Credit Agreement, the Guaranty (Banks), the Security Agreement (Banks), the Pledge Agreement (Banks), and the First Amendment to ALSA that are attached hereto as Exhibits 10.1, 10.2, 10.3, 10.4, 10.5, 10.6, 10.7, 10.8, and 10.9 and are incorporated by reference into this Item 1.01.
     Affiliates of two of the Purchasers — Teachers Insurance and Annuity Association of America and Nationwide Life Insurance Company — held notes issued under the 2001 Term Agreement, which WML paid with the proceeds from the Notes. PNC Bank, National Association served as agent and was a lender under the 2001 Revolving Credit Agreement and is serving as agent and is a lender under the Credit Agreement. An affiliate of PNC — PNC Capital Markets LLC — was placement agent for the sale of the Notes.
     On June 26, 2008, the Company issued a press release announcing it had entered into the Note Purchase Agreement and completed the refinancing of WML’s debt. A copy of this press release is attached hereto as Exhibit 99.1.
Item 1.02. Termination of a Material Definitive Agreement
     On June 26, 2008, upon the payment in full of the indebtedness outstanding under the 2001 Term Agreement, the 2001 Term Agreement and the agreements executed in connection therewith were effectively terminated. Among the agreements effectively terminated were (1) the 2001 Term Agreement, (2) the Pledge Agreement dated as of April 27, 2001, by and among the Company, WML, the other entities from time to time party thereto as pledgors, and U.S. Bank National Association, successor by merger to Firstar Bank, N.A., as collateral agent for the purchasers in connection with the 2001 Term Agreement, (3) the Continuing Agreement of Guaranty and Suretyship dated as of April 27, 2001, by and among WSC, DWC, WECO, TWCC, and each of the other persons which becomes a guarantor thereunder, in favor of the purchasers under the Term Loan Agreement, and (4) the Security Agreement dated as of April 27, 2001, by and among WML, WSC, DWC, WECO, TWCC, and each of the other persons which becomes a guarantor under the 2001 Term Agreement and U.S. Bank National Association, successor by merger to Firstar Bank, N.A., as collateral agent for the purchasers under the 2001 Term Agreement.
     The information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated by reference herein.
Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant
     The information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated by reference herein.

Item 9.01. Financial Statements and Exhibits

Exhibit 10.1	Note Purchase Agreement dated as of June 26, 2008 among Westmoreland Mining LLC, Western Energy Company, Dakota Westmoreland Corporation, and Westmoreland Savage Corporation and the institutional investors named on the signature pages thereof

Exhibit 10.2	Continuing Agreement of Guaranty and Suretyship dated as of June 26, 2008 from Western Energy Company, Dakota Westmoreland Corporation, Westmoreland Savage Corporation, and each of the other persons which becomes a guarantor thereunder, for the benefit of the holders from time to time of the notes under the Note Purchase Agreement

Exhibit 10.3	Security Agreement dated as of June 26, 2008 among Westmoreland Mining LLC, Western Energy Company, Dakota Westmoreland Corporation, Westmoreland Savage Corporation, each other person which becomes a guarantor under the Note Purchase Agreement, and U.S. Bank National Association, in its capacity as collateral agent for the benefit of the holders from time to time of the notes under the Note Purchase Agreement

Exhibit 10.4	Pledge Agreement (Noteholders) dated as of June 26, 2008 among Westmoreland Coal Company, Westmoreland Mining LLC, each other person which becomes a party thereto as a pledgor, and U.S. Bank National Association, in its capacity as collateral agent for the benefit of the holders from time to time of the notes under the Note Purchase Agreement

Exhibit 10.5	Amended and Restated Credit Agreement dated as of June 26, 2008 among Westmoreland Mining LLC, Western Energy Company, Dakota Westmoreland Corporation, and Westmoreland Savage Corporation, the banks from time to time party thereto, and PNC Bank, National Association, in its capacity as agent for the banks

Exhibit 10.6	Amended and Restated Continuing Agreement of Guaranty and Suretyship dated as of June 26, 2008 from Western Energy Company, Dakota Westmoreland Corporation, Westmoreland Savage Corporation, and each of the other persons which becomes a guarantor thereunder, in favor of PNC Bank, National Association, as agent for the banks under the Amended and Restated Credit Agreement

Exhibit 10.7	Amended and Restated Security Agreement dated as of June 26, 2008 among Westmoreland Mining LLC, Western Energy Company, Dakota Westmoreland Corporation, Westmoreland Savage Corporation, each of the other persons which becomes a guarantor under the Amended and Restated Credit Agreement, and U.S. Bank National Association, in its

capacity as collateral agent for the banks under the Amended and Restated Credit Agreement

Exhibit 10.8	Amended and Restated Pledge Agreement dated as of June 26, 2008 among Westmoreland Coal Company, Westmoreland Mining LLC, each of the other persons which becomes a pledgor thereunder, and U.S. Bank National Association, in its capacity as collateral agent for the banks under the Amended and Restated Credit Agreement

Exhibit 10.9	First Amendment to Amended and Restated Lignite Supply Agreement dated as of June 26, 2008 between Texas Westmoreland Coal Co. and NRG Texas Power LLC, joined by Westmoreland Coal Company and Westmoreland Mining LLC

Exhibit 99.1	Press release dated June 26, 2008

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WESTMORELAND COAL COMPANY
Date: July 2, 2008	By:	/s/ Kevin A. Paprzcki
Kevin A. Paprzycki
Chief Financial Officer (A Duly Authorized Officer)

EXHIBIT INDEX

Exhibit No.	Description

10.1	Note Purchase Agreement dated as of June 26, 2008 among Westmoreland Mining LLC, Western Energy Company, Dakota Westmoreland Corporation, and Westmoreland Savage Corporation and the institutional investors named on the signature pages thereof

10.2	Continuing Agreement of Guaranty and Suretyship dated as of June 26, 2008 from Western Energy Company, Dakota Westmoreland Corporation, Westmoreland Savage Corporation, and each of the other persons which becomes a guarantor thereunder, for the benefit of the holders from time to time of the notes under the Note Purchase Agreement

10.3	Security Agreement dated as of June 26, 2008 among Westmoreland Mining LLC, Western Energy Company, Dakota Westmoreland Corporation, Westmoreland Savage Corporation, each of other person which becomes a guarantor under the Note Purchase Agreement, and U.S. Bank National Association, in its capacity as collateral agent for the benefit of the holders from time to time of the notes under the Note Purchase Agreement

10.4	Pledge Agreement (Noteholders) dated as of June 26, 2008 among Westmoreland Coal Company, Westmoreland Mining LLC, each other person which becomes a party thereto as a pledgor, and U.S. Bank National Association, in its capacity as collateral agent for the benefit of the holders from time to time of the notes under the Note Purchase Agreement

10.5	Amended and Restated Credit Agreement dated as of June 26, 2008 among Westmoreland Mining LLC, Western Energy Company, Dakota Westmoreland Corporation, and Westmoreland Savage Corporation, the banks from time to time party thereto, and PNC Bank, National Association, in its capacity as agent for the banks

10.6	Amended and Restated Continuing Agreement of Guaranty and Suretyship dated as of June 26, 2008 from Western Energy Company, Dakota Westmoreland Corporation, Westmoreland Savage Corporation, and each of the other persons which becomes a guarantor thereunder, in favor of PNC Bank, National Association, as agent for the banks under the Amended and Restated Credit Agreement

Exhibit No.	Description

10.7	Amended and Restated Security Agreement dated as of June 26, 2008 among Westmoreland Mining LLC, Western Energy Company, Dakota Westmoreland Corporation, Westmoreland Savage Corporation, each of the other persons which becomes a guarantor under the Amended and Restated Credit Agreement, and U.S. Bank National Association, in its capacity as collateral agent for the banks under the Amended and Restated Credit Agreement

10.8	Amended and Restated Pledge Agreement dated as of June 26, 2008 among Westmoreland Coal Company, Westmoreland Mining LLC, each of the other persons which becomes a pledgor thereunder, and U.S. Bank National Association, in its capacity as collateral agent for the banks under the Amended and Restated Credit Agreement

10.9	First Amendment to Amended and Restated Lignite Supply Agreement dated as of June 26, 2008 between Texas Westmoreland Coal Co. and NRG Texas Power LLC, joined by Westmoreland Coal Company and Westmoreland Mining LLC

99.1	Press release dated June 26, 2008